Exhibit 26

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 20-F of The Jenex Corporation (the “Company”) on Form 20-F for the Fiscal Year ended July 31, 2004, as filed with the securities and exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and

2.

the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: as of November 15, 2004

By: /s/ “Michael Jenkins”

Name: Michael Jenkins

Title: President, Chief Executive Officer and Director

By: /s/ “Donald Felice”

Name: Donald Felice

Title: Vice President and Director